CONSECO VARIABLE ANNUITY ACCOUNT C

                        Supplement Dated May 1, 1999 to
                          Prospectus Dated May 1, 1999


     In the state of California, our name is Great American Reserve Insurance Company. Our name will remain Great American Reserve Insurance Company in California until our name change is approved by the California Department of Insurance.

     In the state of Mississippi, our name is Great American Reserve Insurance Company. Our name will remain Great American Reserve Insurance Company in Mississippi until our name change is approved by the Mississippi Department of Insurance.